UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2004

AEROGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-31913	33-0488580
(Commission File No.)	(IRS Employer Identification No.)

2071 Stierlin Court, Suite 100

Mountain View, CA 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 864-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition

On October 28, 2004, Aerogen, Inc. issued a press release announcing its financial results for the three months and nine months ended September 30, 2004.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Aerogen, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.          Financial Statements and Exhibits.

(c)           Exhibits:

99.1    Press Release, dated October 28, 2004, entitled “Aerogen, Inc. Reports Third Quarter 2004 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEROGEN, INC.

Dated: October 28, 2004	By:	/s/ Robert S. Breuil
	Name:	Robert S. Breuil
	Title:	Chief Financial Officer and Vice
President of Corporate Development

EXHIBITS

99.1         Press Release, dated October 28, 2004, entitled “Aerogen, Inc. Reports Third Quarter 2004 Financial Results.”